UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 16, 2019 (May 14, 2019)

Wyndham Hotels & Resorts, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38432 (Commission File Number)	82-3356232 (IRS Employer Identification No.)

22 Sylvan Way Parsippany, NJ (Address of Principal Executive Offices)	07054 (Zip Code)

Registrant’s telephone number, including area code (973) 753-6000

None

(Former Name or Former Address,

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WH	New York Stock Exchange

Item 5.07                               Submission of Matters to a Vote of Security Holders

(a)  Wyndham Hotels & Resorts, Inc. (the “Company”) held its 2019 annual meeting of stockholders on May 14, 2019.

(b)  At the 2019 annual meeting, four proposals were submitted to the Company’s stockholders.  The proposals are described in more detail in the Proxy Statement.  The final voting results were as follows:

Proposal 1

The Company’s stockholders elected the Class I Directors to serve for a term ending at the 2021 annual meeting, with each Director to serve until such Director’s successor is elected and qualified or until such Director’s earlier resignation, retirement, disqualification or removal.  The election results for each of the Company’s Class I Directors are set forth below.

	Votes For	Votes Withheld	Broker Non-Votes
Mukul V. Deoras	77,924,570	5,604,243	7,211,894
The Right Honourable Brian Mulroney	72,180,126	11,348,687	7,211,894

Proposal 2

The Company’s stockholders approved, on an advisory basis, the compensation of our named executive officers in the Proxy Statement.

Votes for approval:	80,030,196
Votes against:	3,335,097
Abstentions:	163,520
Broker Non-Votes:	7,211,894

Proposal 3

The Company’s stockholders voted, on an advisory basis, in favor of holding an annual advisory vote on the compensation of our named executive officers.

Votes for one year:	81,947,821
Votes for two years:	115,609
Votes for three years:	1,375,961
Abstentions:	89,422
Broker Non-Votes:	7,211,894

Proposal 4

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Votes for approval:	89,835,051
Votes against:	474,735
Abstentions:	430,921
Broker Non-Votes:	0

(c) Not Applicable

(d) After considering the results for Proposal 3, and consistent with its own recommendation, the Company’s Board of Directors has determined to provide the Company’s stockholders with an annual advisory vote on the compensation of our named executive officers until the next vote on the frequency of such advisory vote.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM HOTELS & RESORTS, INC.

Date: May 16, 2019	By:	/s/ Nicola Rossi
Nicola Rossi
Chief Accounting Officer